                                 EXHIBIT 10.53
                                 -------------



                            MUTUAL RELEASE AGREEMENT
                            ------------------------

     This Mutual Release Agreement ("Agreement"), entered into as of the 30th day of April, 1998 ("Effective Date"), between DALTEX MEDICAL SCIENCES, INC., a corporation of the State of Delaware, having a place of business at 7777 Glades Road, Suite 214, Boca Raton, Florida 33434 ("Daltex"), and ARROW INTERNATIONAL INC., a corporation of the State of Pennsylvania, having a place of business at 3000 Bernville Road, Reading, PA 19605 ("Arrow").

                                    RECITALS
                                    --------

     WHEREAS, Daltex was the exclusive licensee of certain patent and proprietary rights pursuant to License Agreements with the Trustees of Columbia University in the City of New York ("Columbia"); and

     WHEREAS, Daltex, pursuant to a Settlement and Mutual Release Agreement ("SMRA") effective April 30, 1998, which SMRA is attached hereto, and redacted of its financial terms, is incorporated as part of this Mutual Release Agreement, has reassigned and granted back to Columbia all rights it had in said License Agreements; and

     WHEREAS, Daltex was a party to, and had certain rights and obligations under Agreements with Arrow dated March 28, 1991, as modified by a First License Modification dated
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March 28, 1991, and modified by a Second License Modification dated May 30, 1997
("Arrow Agreement); and

     WHEREAS, Daltex, as part of its reassignment and grant-back of rights to Columbia desires the consent of Arrow for such reassignment and grant-back of rights; and

     WHEREAS, the parties hereto desire to mutually release each other from all rights and obligations they may have had regarding any prior agreements to which they were a party;

     NOW, THEREFORE, in consideration of the premises and of the promises and conditions hereinafter contained, the parties hereto agree as follows:

     1. Daltex hereby releases, remits, acquits and forever discharges Arrow, together with its former, present or future officers, directors, shareholders, agents and employees, as well as its predecessors, successors and assigns, from all obligations, actions, causes of actions, demands, liabilities, losses, costs and expenses, or suits relating to, or in any way connected with claims which were or could have been made in conjunction with the Arrow Agreement. This release pertains only to the parties hereto, and is not meant to effect any right or obligation of any third party.



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     2.  Arrow hereby consents to the reassignment and grant-back of rights by
Daltex to Columbia, pursuant to the terms of the SMRA, including Section A(3) and Section A(4) of the SMRA, and further hereby releases, remits, acquits and forever discharges Daltex, together with its former, present or future officers, directors, shareholders, agents and employees, as well as their predecessors, successors, and assigns, from all obligations, actions, causes of action, claims, demands, liabilities, losses, costs and expenses, or suits relating to, or in any way connected with claims which were, or could have been made, in conjunction with the Arrow Agreement. This release pertains only to the parties hereto, and is not meant to effect any right or obligation of any third party.

     3. This Agreement constitutes the entire agreement between the parties regarding the subject matter hereof, and supersedes all prior or contemporaneous understandings or agreements, whether oral or written. This Agreement shall be modified or amended only by a writing signed by both parties hereto.

     4. This Agreement shall be construed, interpreted and applied in accordance with the laws of the State of New York.

     5. This Agreement shall inure to the benefit of, and bind both parties hereto respectively, and their successors and assigns.


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IN WITNESS WHEREOF, the parties have, through their duly authorized representatives, executed this Agreement on the date set forth above.


                                      DALTEX MEDICAL SCIENCES, INC.

                               By:     /s/ Bruce Hausman
                                       ---------------------------------
                                       Bruce Hausman

                               Title:  President & CEO
                                       ---------------------------------

                               Date:   5/25/98
                                       ---------------------------------


                                       ARROW INTERNATIONAL INC.

                               By:     /s/ Marlin Miller
                                       ---------------------------------

                               Title:  President
                                       ---------------------------------

                               Date:   6/12/98
                                       ---------------------------------


 ACCEPTED AND AGREED:

 The Trustees of Columbia University
    In the City of New York

By:     /s/ Jack M. Granowitz
        ---------------------------------

Title:  Exe. Dir  C/E
        ---------------------------------

Date:   7/20/98
        ---------------------------------

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